WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                     March 15, 2001
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                                                             For Month of:
POOL BALANCE:                                                February, 2001
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
Pool Balance, beginning of month                             $1,021,483,052.14

Pool Balance, end of month                                   $1,027,028,267.15

Pool Balance, average                                        $1,020,875,867.88

Required Pool Balance, end of month                          $1,027,028,267.15



COLLECTIONS & SERIES ALLOCATIONS                             Month of:
                                                             February , 2001

Series Allocable Principal Collections
   Series 1999-VFN                                           $   56,587,467.90
   Series 2000-VFN                                           $   57,716,922.31
   Series 2000-1                                             $  264,945,220.48
   Series 2001-1                                             $  113,547,951.64
                                                             $  492,797,562.33

Series Allocable Non-Principal Collections
   Series 1999-VFN                                           $      861,482.48
   Series 2000-VFN                                           $      878,677.19
   Series 2000-1                                             $    4,033,501.99
   Series 2001-1                                             $    1,728,643.71
                                                             $    7,502,305.37

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $ -
   Series 2001-1                                             $ -
                                                             $ -

Investment Proceeds
   Series 1999-VFN                                           $       43,919.30
   Series 2000-VFN                                           $       43,985.78
   Series 2000-1                                             $      207,027.51
   Series 2001-1                                             $       80,643.57
                                                             $      375,576.17


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD              Month of:
                                                             February , 2001

1999-VFN                                                     $            0.00
Series 2000-VFN                                              $            0.00
Series 2000-1 Class A                                        $            0.00
Series 2000-1 Class B                                        $            0.00
Series 2001-1 Class A                                        $            0.00
Series 2001-1 Class B                                        $            0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                 First day of:
                                                             February , 2001

Series Allocation Percentages
     Series 1999-VFN                                                     11.48%
     Series 2000-VFN                                                     11.71%
     Series 2000-1                                                       53.76%
     Series 2001-1                                                       23.04%
Floating Allocation Percentages
     Series 1999-VFN                                                     91.68%
     Series 2000-VFN                                                     88.69%
     Series 2000-1                                                       91.18%
     Series 2001-1                                                       91.18%
Principal Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                        0.00%
     Series 2001-1                                                        0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES        Month of:
                                                             February , 2001

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $   51,876,603.39
   Cert. Percentage minus Excess Cert. Percentage:           $    4,710,864.50
                                                             $   56,587,467.90
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $      789,764.70
   Cert. Percentage minus Excess Cert. Percentage:           $       71,717.77
                                                             $      861,482.48
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $   51,189,841.06
   Cert. Percentage minus Excess Cert. Percentage:           $    6,527,081.26
                                                             $   57,716,922.31
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $      779,309.50
   Cert. Percentage minus Excess Cert. Percentage:           $       99,367.69
                                                             $      878,677.19
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $  241,571,182.25
   Cert. Percentage minus Excess Cert. Percentage:           $   23,374,038.23
                                                             $  264,945,220.48
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $    3,677,657.76
   Cert. Percentage minus Excess Cert. Percentage:           $      355,844.24
                                                             $    4,033,501.99
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $  103,530,506.68
   Cert. Percentage minus Excess Cert. Percentage:           $   10,017,444.96
                                                             $  113,547,951.64
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $    1,576,139.04
   Cert. Percentage minus Excess Cert. Percentage:           $      152,504.67
                                                             $    1,728,643.71


                                                             Paid on:
MONTHLY DISTRIBUTIONS                                        March 15, 2001

Principal Distributions to Investors
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $ -
     Series 2000-1 Class B                                   $ -
     Series 2001-1 Class A                                   $ -
     Series 2001-1 Class B                                   $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                         $            0.00000000
     Series 2000-VFN                                         $            0.00000000
     Series 2000-1 Class A                                   $            0.00000000
     Series 2000-1 Class B                                   $            0.00000000
     Series 2001-1 Class A                                   $            0.00000000
     Series 2001-1 Class B                                   $            0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                         $       24,867.02
     Series 2000-VFN                                         $      705,320.62
     Series 2000-1 Class A                                   $    2,865,817.50
     Series 2000-1 Class B                                   $      252,787.50
     Series 2001-1 Class A                                   $      375,335.00
     Series 2001-1 Class B                                   $       33,120.00

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                         $            0.16578013
     Series 2000-VFN                                         $            4.70213747
     Series 2000-1 Class A                                   $            4.43625000
     Series 2000-1 Class B                                   $            4.68125000
     Series 2001-1 Class A                                   $            1.35500000
     Series 2001-1 Class B                                   $            1.44000000

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                         $      116,640.54
     Series 2000-VFN                                         $      116,640.54
     Series 2000-1                                           $      544,110.50
     Series 2001-1                                           $      180,000.00

Reserve Fund Deposit Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00


MONTHLY DISTRIBUTIONS (Cont.)                                Paid on:
                                                             March 15, 2001

Investor Default Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Monthly Dilution Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Carry-Over Amount
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00

Previously waived servicing fee
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Collections Released to Cert. during Collection Period       $  493,096,113.75

Excess Distributed to Cert. on Payment Date                  $    2,364,690.91


FUNDED AND INVESTED AMOUNTS:                                 Last day of:
                                                             February , 2001

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                        $  600,000,000.00
Incremental Funded Amounts (Cumulative)                      $  185,000,000.00
Principal Distributed to Investors (Cumulative)              $  635,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
   Funded Amount                                             $  150,000,000.00

Series Excess Funding Amount                                 $   41,653,092.80
Principal Funding Account Balance                            $            0.00
   Invested Amount                                           $  108,346,907.20

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                        $  150,000,000.00
Incremental Funded Amounts (Cumulative)                      $            0.00
Principal Distributed to Investors (Cumulative)              $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
   Funded Amount                                             $  150,000,000.00

Series Excess Funding Amount                                 $   43,049,285.85
Principal Funding Account Balance                            $            0.00
   Invested Amount                                           $  106,950,714.15

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $  646,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $  195,437,518.75
   Invested Amount                                           $  450,562,481.25

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $   54,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $            0.00
   Invested Amount                                           $   54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $  277,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $   83,758,936.61
   Invested Amount                                           $  193,241,063.39

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $   23,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $            0.00
   Invested Amount                                           $   23,000,000.00


BALANCES AS OF PAYMENT DATE                                  As of:
                                                             March 15, 2001

Series 1999-VFN
   Reserve Fund Balance                                      $            0.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance                             $            0.00

Series 2000-VFN
   Reserve Fund Balance                                      $            0.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance                             $            0.00

Series 2000-1
   Reserve Fund Balance                                      $    3,500,000.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance, Class A                    $  646,000,000.00
   Outstanding Principal Balance, Class B                    $   54,000,000.00

Series 2001-1
   Reserve Fund Balance                                      $    1,500,000.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance, Class A                    $  277,000,000.00
   Outstanding Principal Balance, Class B                    $   23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                        Last day of:
     To be used in the following month's computations.       February , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                           $  106,481,222.64
     Finance Hold Receivables (for Credit Reasons Only)      $   14,559,959.02
     Delayed Payment Program                                 $      498,796.05

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                           $  256,757,066.79
     Finance Hold Receivables                                $            0.00
     Delayed Payment Program                                 $   20,540,565.34

Total Excess Receivables                                     $   14,559,959.02

Overconcentration Amount                                     $    2,278,777.81

Ineligible Amount                                            $            0.00

Trust Incremental Subordinated Amount                        $   16,838,736.83



POOL SERIES SUBORDINATED AMOUNTS                             As of:
                                                             February 28, 2001

Series Incremental Subordinated Amount
     Series 1999-VFN                                         $      791,669.67
     Series 2000-VFN                                         $      818,206.08
     Series 2000-1                                           $    3,714,537.02
     Series 2001-1                                           $    1,591,944.44

Required Subordinated Amount
     Series 1999-VFN                                         $    9,576,554.03
     Series 2000-VFN                                         $   13,365,496.57
     Series 2000-1                                           $   47,589,535.39
     Series 2001-1                                           $   20,395,515.17

Available Subordinated Amount
     Series 1999-VFN                                         $    9,576,554.03
     Series 2000-VFN                                         $   13,365,496.57
     Series 2000-1                                           $   47,589,535.39
     Series 2001-1                                           $   20,395,515.17


CHARGE OFFS                                                  For Month of:
                                                             February , 2001

Defaulted Receivables                                        $            0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Deficiency Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Required Draw Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)               As of:
                                                             March 15, 2001

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

INTEREST RATE FOR NEXT PAYMENT DATE                          As of:
                                                             March 15, 2001

Series 1999-VFN Estimated                                                 5.4137500%
Series 2000-VFN Estimated                                                 5.4137500%
Series 2000-1 Class A                                                     5.2987500%
Series 2000-1 Class B                                                     5.6137500%
Series 2001-1 Class A                                                     5.2937500%
Series 2001-1 Class B                                                     5.6337500%

